UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.          )

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WidePoint Corporation
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Your **Vote** Counts!

WIDEPOINT CORPORATION

2022 Annual Meeting

Vote by June 16, 2022

11:59 PM ET

widepoint

WIDEPOINT CORPORATION
11250 WAPLES MILL ROAD
SOUTH TOWER, SUITE 210
FAIRFAX, VA 22030
ATTEN: JIN KANG

You invested in WIDEPOINT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 03, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 17, 2022
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/WYY2022

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Jin Kang 02) Julie Bowen	For
2.	To ratify the selection of Moss Adams LLP as the Company's independent accountants.	For
3.	Approval of an advisory resolution on executive compensation.	For

NOTE: To transact such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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